--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                             New York Tax-Free Funds
--------------------------------------------------------------------------------
                                February 28, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
     * Municipal bonds were relatively unscathed by the turmoil in other fixed income markets and were less volatile than Treasuries.
     * The New York Tax-Free Money and Bond Funds outpaced their respective Lipper benchmarks for both the 6- and 12-month periods. For the year the funds returned 2.81% and 6.08%, respectively.
     * The funds' good performances were due primarily to management decisions and low fund expenses.
     * Results benefited from the funds' longer relative maturities when interest rates fell, and also from careful credit selection.
     * We expect continued low inflation and slowing economic growth to benefit municipal securities, which carry attractive yields relative to other fixed income investments.

================================================================================
FELLOW SHAREHOLDERS
--------------------------------------------------------------------------------

     Municipal markets and your funds generated good returns for the 6- and 12-month periods ended February 28, 1999. The funds exceeded their respective benchmarks for both periods, a reflection of our management decisions and below-average expenses.

     Tax-exempt bonds moved through the past year relatively unscathed by the turmoil that hit other fixed income markets. The municipal market was far less volatile than the Treasury market, which benefited from a massive flight to quality that drove 30-year yields to a record low of 4.72% from 5.92% last February. Municipal yields also fell, but the decline was more muted. As a result, municipal yields approached parity with Treasury yields in longer maturities, an unusual event in a year when major tax reform was not under discussion.

================================================================================
MARKET ENVIRONMENT
--------------------------------------------------------------------------------

     [edgar description: insert yield chart showing New York Index and New York Money Index from 2/28/98 through 2/28/99; Source: T. Rowe Price Associates]

     Major economic developments here and overseas during the fiscal year affected the fixed income markets. In the first half, many economists expected the global turmoil to have a negative impact on the U.S. economy, causing interest rates to fall. Russia's debt default last summer created havoc in many markets, leading to a global liquidity crisis that contributed to the flight to U.S. Treasuries. In response, the Federal Reserve cut short-term rates three times last fall to cushion the domestic economy from weakness abroad and restore investor confidence. In December, yields began to move up following signs of stronger-than-expected U.S. growth and a growing sense that the global liquidity crisis had abated. Robust GDP growth of 6.1% in the fourth quarter added fuel to the fire, and 30-year Treasury yields were nearly 100 basis points (one percentage point) higher at the end of February than in Octobe r. Municipal yields also rose but, once again, they were far less volatile. Overall, municipal yields did not change significantly during the past 12 months except for money market rates, as can be seen in the chart on page 1. In the money market area, solid cash flow and the lowest level of new issuance in nine years led to lower yields. A steeper yield curve resulted as money market and short-term bonds reacted to the Federal Reserve's rate cuts and also to strong demand, while long-term rates were more affected by heavy supply. For the calendar year, new bond issuance reached $284 billion, up 29% from 1997, a level surpassed only in 1993.

     The New York economy continues to show signs of improvement, especially in the business and financial services sectors, contributing to the decline in the unemployment rate to 5.2% versus 6.0% one year ago. As a result tax collections grew, generating a surplus of $560 million for the fiscal year and eliminating the state's deficit that had been accumulating since 1982. In his 1999 budget, Governor Pataki affirmed his commitment to continued fiscal responsibility by proposing spending restraint, debt reduction, and increased reserves. Nonetheless, the state faces significant challenges including pressure to increase spending on social services, possible revenue shortfall due to tax cuts, and a high debt burden.

     New York City benefited greatly from the strength of the U.S. economy and its financial markets. For fiscal years 1998 and 1999, the City is expected to post surpluses in excess of $1.5 billion. While times are very good, the source of the gains can be quite cyclical.

==================================================
RISK-ADJUSTED PERFORMANCE
--------------------------------------------------
     The   bond   fund   was   highly   rated   by
Morningstar[trademark]  for   its    risk-adjusted
performance,   which   reflects   the   degree  of
volatility  experienced  in  earning a  particular
return.   (Money  funds  are  not  rated.)  As  of
February 28, 1999, the New York Tax-Free Bond Fund
received  a  Morningstar   rating  of  four  stars
overall.   The  top  10%  of  the  funds  in  each
investment  category  receive five stars, the next
22.5% receive four stars, and the next 35% receive three stars. The fund was rated among 1,576, 1,109, and 369 municipal fixed income funds for the 3-, 5-, and 10-year periods ended February 28,
1999, respectively. Of course, past trends may not continue.

     Morningstar   proprietary   ratings   reflect
historical risk-adjusted performance as of 2/28/99
and may change  monthly.  Ratings  are  calculated
from the fund's 3-, 5-, and 10-year average annual
returns in excess of 90-day  Treasury bill returns
with appropriate fee adjustments and a risk factor
that  reflects  fund   performance   below  90-day
Treasury bill returns.  The New York Tax-Free Bond
Fund  received  4  stars  for  the 3-  and  5-year
periods, and 3 stars for the 10-year period.
==================================================

     As mentioned, each fund had lower expenses than the average fund in its peer group. As of February 28, 1999, the New York Tax-Free Bond Fund had an expense ratio of 0.59% compared with an average of 1.12% for its Lipper category, and the New York Tax-Free Money Fund had an expense ratio of 0.55% compared with an average of 0.61% for its group.

================================================================================
NEW YORK TAX-FREE MONEY FUND
--------------------------------------------------------------------------------

================================================================================
    Performance Comparison
    ----------------------
    Periods Ended 2/28/99         6 Months        12 Months
    ---------------------         --------        ---------

    New York Tax-Free
    Money Fund                     1.30%            2.81%

    Lipper New York Tax-Exempt
    Money Market Funds Average     1.28             2.77
================================================================================

     The fund's performance was modestly above the peer group average for both the 6- and 12-month periods. The Fed's three consecutive rate cuts in the fall, amounting to a total of 75 basis points, set the tone for the short-term tax-exempt market. At the end of the fiscal year, the one-year yield was 60 basis points lower than it was 12 months earlier, with most of the move occurring in the last six months.

     Money market funds benefited from the volatility in other markets. Asinvestors shifted assets to safe havens, total money fund assets ballooned to a record $1.4 trillion, an increase of 26% during the fiscal year. However, tax-exempt money funds expanded at half the rate of the total industry and New York-specific funds grew by 19% N not quite as robust because of their lower yields versus comparable taxable yields. The improved financial condition of many municipalities, along with low long-term rates, drastically reduced the short-term borrowing needs of issuers. Annual municipal note issuance dipped to its lowest level since 1989. Lower supply and steady demand kept rates low versus taxable alternatives, which meant that the tax-exempt money market appealed mostly to investors in high tax brackets.

     During the past 12 months, we maintained a longer-than-average weighted average maturity N 50 days at the end of February, 11 days longer than the peer group average. We continue to believe that the imbalance between supply and demand in our specific market, coupled with a stable monetary policy and possible room for further Fed easing, supports our more aggressive stance.

================================================================================

NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------

================================================================================
    Performance Comparison
    ----------------------
    Periods Ended 2/28/99         6 Months      12 Months
    ---------------------         ---------     ---------
    New York Tax-Free
    Bond Fund                       2.35%         6.08%

    Lipper New York Municipal
    Debt Funds Average              1.91          5.22
================================================================================

     Our aggressive duration posture early in the year positioned the fund well for the drop in interest rates last summer, and we were able to capture much of the increase in bond prices to post strong returns while outpacing our peer group for both periods shown in the table. During the winter, we adopted a more neutral stance but have recently begun extending duration again, since rates have ticked higher. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of eight years would fall or rise about 8% in price in response to a one-percentage-point rise or fall in interest rates.) The combination of longer-term bonds and low expenses also kept the fund's yield among the highest in its category. We always try to keep the fund's dividend as high as possible, but when interest rates are falling it becomes increasingly difficult.

     We also made some changes in the portfolio, reducing our holdings of New York City securities while adding to education and lease revenue bonds. New York City bonds had been our largest allocation, but we felt it was prudent to take advantage of the price appreciation that followed the City's credit rating upgrade. The education sector has benefited from the strong economy and stock market, which has led to greater endowments and charitable contributions, and we found several lease revenue bonds to be particularly attractive. We maintained the fund's modest allocations in the hospital sector as competitive pressures and overcapacity diminish its appeal. The fund remains well diversified among sectors and individual issuers.

     We continue to seek opportunities for new holdings that can add to the fund's tax-free yield and may find them in select lower-quality securities. At the end of February we held only a few lower-quality bonds, but their yields currently look attractive compared with other fixed income securities. As always, we will approach this segment of the market cautiously and choose bonds only after rigorous analysis.

================================================================================
OUTLOOK
--------------------------------------------------------------------------------

     Despite the economy's strong momentum through the early part of the year, we expect a decline in growth toward a more modest and sustainable pace later this year. We also believe the forces supporting low inflation are still in place. The Federal Reserve appears to have adopted a neutral monetary bias in the belief that the economy contains an equal measure of upside and downside risks.

     So far this year, a decreasing supply of municipal issues combined with strong demand has helped move tax-exempt yields into more normal relationships with taxable yields. While Treasury yields across maturities have moved 50 to 60 basis points higher since the beginning of 1999, municipal yields were mostly unchanged. Overall, however, municipal securities are still appealing relative to other fixed income securities, and we are optimistic about their outlook for the rest of the year.

Respectfully submitted,

/s/

Patrice L. Berchtenbreiter
Chairman of the Investment Advisory Committee
New York Tax-Free Money Fund

/s/

William F. Snider
Chairman of the Investment Advisory Committee
New York Tax-Free Bond Fund
March 19, 1999
================================================================================

T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------
Portfolio Highlights
Key statistics
                                                        8/31/98        2/28/99
New York Tax-Free Money Fund

Price Per Share                                          $1.00          $1.00
Dividends Per Share
    For 6 months                                          0.015          0.013
    For 12 months                                         0.030          0.028
Dividend Yield (7-Day Compound) *                         2.84%          2.37%
Weighted Average Maturity (days)                           60             50
Weighted Average Quality **                            First Tier    First Tier

New York Tax-Free Bond Fund
Price Per Share                                         $11.32         $11.23
Dividends Per Share
     For 6 months                                         0.27           0.26
     For 12 months                                        0.55           0.53
Dividend Yield *
     For 6 months                                        4.90%          4.78%
     For 12 months                                        5.09           4.88
30-Day Standardized Yield                                 4.40           4.15
Weighted Average Maturity (years)                        19.8           19.9
Weighted Average Effective Duration (years)               7.7            8.0
Weighted Average Quality ***                              A+             A+
================================================================================

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value at the end of the period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***  Based on T. Rowe Price research.
================================================================================

T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------
Portfolio Highlights
Sector Diversification

                                                        Percent of    Percent of
                                                        Net Assets    Net Assets
                                                           8/31/98      2/28/99
                                                        ----------    ----------
NEW YORK TAX-FREE MONEY FUND
----------------------------
Dedicated Tax Revenue                                      11%            15%
General Obligation - Local                                 17             14
Miscellaneous Revenue                                      14             12
Housing Finance Revenue                                     5             10
Educational Revenue                                         2              7
Prerefunded Bonds                                           9              7
Water and Sewer Revenue                                    10              6
Industrial and Pollution Control Revenue                    -              6
Escrowed to Maturity                                        2              6
Electric Revenue                                            3              5
Hospital Revenue                                            6              5
Air and Sea Transportation Revenue                          5              5
Nuclear Revenue                                             5              5
General Obligation - State                                  2              2
All Other                                                   11             -
Other Assets Less Liabilities                              -2             -5

Total                                                     100%           100%

NEW YORK TAX-FREE BOND FUND
---------------------------
General Obligation - Local                                 15%            12%
Lease Revenue                                               8             11
Dedicated Tax Revenue                                       9             11
Educational Revenue                                         6              8
Air and Sea Transportation Revenue                         11              7
Water and Sewer Revenue                                     8              7
Ground Transportation Revenue                               4              7
Hospital Revenue                                            8              6
Housing Finance Revenue                                     4              5
Prerefunded Bonds                                           4              5
Nuclear Revenue                                             5              5
Miscellaneous Revenue                                       5              4
General Obligation - State                                  4              4
Industrial and Pollution Control Revenue                    1              3
Electric Revenue                                            4              3
All Other                                                   2              2
Other Assets Less Liabilities                               2              -

Total                                                     100%           100%
================================================================================

T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[SEC Chart for New York Tax-Free Money Fund shown here]

[SEC Chart for New York Tax-Free Bond Fund shown here]

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 2/28/99            1 Year   3 Years    5 Years  10 Years
---------------------            ------   -------    -------  --------
New York Tax-Free Money Fund     2.81%      2.94%      2.92%    3.22%
New York Tax-Free Bond Fund      6.08       6.93       6.35     7.89

     Investment return represents past performance and will vary. Shares of the bond fund may be worth more or less at redemption than at original purchase. Investments in the Money Fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
================================================================================

T. Rowe Price New York Tax-Free Money Fund
--------------------------------------------------------------------------------
For a share outstanding throughout each period
Financial Highlights
                               Year
                              Ended
                            2/28/99    2/28/98   2/28/97   2/29/96   2/28/95
NET ASSET VALUE
Beginning of period       $   1.000 $   1.000  $  1.000  $  1.000  $   1.000

Investment activities
 Net investment income         0.028*   0.031*    0.029*    0.032*     0.025*
Distributions
 Net investment income        (0.028)  (0.031)   (0.029)   (0.032)    (0.025)
--------------------------------------------------------------------------------
NET ASSET VALUE
================================================================================
End of period             $   1.000 $   1.000  $  1.000  $  1.000  $   1.000
Ratios/Supplemental=Data========================================================

Total return**                 2.81%*    3.11%*    2.91%*    3.26%*     2.49%*
--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets            0.55%*    0.55%*    0.55%*    0.55%*     0.55%*
--------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                    2.77%*    3.07%*    2.86%*    3.21%*     2.48%*
--------------------------------------------------------------------------------
Net assets, end of period
(in thousands)             $106,119  $  95,333  $ 82,729  $ 71,040  $ 66,154
--------------------------------------------------------------------------------
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.55% voluntary expense limitation in effect through 2/28/99.

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price New York Tax-Free Bond Fund
--------------------------------------------------------------------------------
For a share outstanding throughout each period
Financial Highlights

                                Year
                               Ended
                             2/28/99     2/28/98   2/28/97    2/29/96    2/28/95
NET ASSET VALUE
Beginning of period         $  11.26  $  10.80  $  10.85  $   10.37  $   10.98
--------------------------------------------------------------------------------

Investment activities
  Net investment income         0.53      0.57      0.57*      0.58*      0.58*
  Net realized and
  unrealized gain (loss)        0.13      0.46     (0.05)      0.48      (0.53)
--------------------------------------------------------------------------------

  Total from
  investment activities         0.66      1.03      0.52       1.06       0.05
--------------------------------------------------------------------------------

Distributions
  Net investment income        (0.53)    (0.57)    (0.57)     (0.58)     (0.58)
  Net realized gain            (0.16)       -        -         -         (0.08)
--------------------------------------------------------------------------------

  Total distributions          (0.69)    (0.57)    (0.57)     (0.58)     (0.66)
--------------------------------------------------------------------------------

NET ASSET VALUE
End of period               $  11.23  $  11.26  $  10.80  $   10.85   $  10.37
Ratios/Supplemental=Data========================================================
Total return**                  6.08%    9.75%    5.02%*   10.44%*     0.74%*
--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets               0.59%    0.61%    0.65%*   0.65%*     0.60%*
--------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                       4.77%    5.16%    5.35%*   5.42%*     5.71%*
--------------------------------------------------------------------------------
Portfolio turnover rate         55.4%    55.0%    96.9%     116.0%     134.3%
--------------------------------------------------------------------------------
Net assets, end of period
(in thousands)              $216,010  $177,393  $ 144,532  $ 134,933  $ 117,847
--------------------------------------------------------------------------------
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through 2/28/95 and a 0.65% voluntary expense limitation in effect 3/1/95 through 2/28/97.

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price New York Tax-Free Money Fund
--------------------------------------------------------------------------------
February 28, 1999
Statement of Net Assets
                                                              Par        Value
                                                               In thousands
=NEW=YORK==103.7%==============================================================
 Albany County, GO, 7.00%, 10/1/00 (Prerefunded 10/1/99+)   $     600   $   631
-------------------------------------------------------------------------------
 Battery Park City Auth.
         7.60%, 5/1/06 (Prerefunded 5/1/99+)                      100       103
-------------------------------------------------------------------------------
         7.70%, 5/1/15 (Prerefunded 5/1/99+)                    1,500     1,540
-------------------------------------------------------------------------------
 Brentwood Union Free School Dist., TAN, 3.75%, 6/30/99         2,000     2,001
-------------------------------------------------------------------------------
 Dormitory Auth. of the State of New York
     City Univ. System
         7.60%, 7/1/99 (Escrowed to Maturity)                     100       101
-------------------------------------------------------------------------------
     Cornell Univ., VRDN (Currently 3.15%)                      4,600     4,600
-------------------------------------------------------------------------------
     Memorial Sloan Kett Center, TECP
         2.70%, 4/12/99                                         4,250     4,250
-------------------------------------------------------------------------------
         2.75%, 4/7/99                                          1,200     1,200
-------------------------------------------------------------------------------
     Oxford Univ. Press, VRDN (Currently 3.25%)                 2,500     2,500
-------------------------------------------------------------------------------

     Univ. Ed. Fac.
         6.60%, 5/1/99                                            100       101
-------------------------------------------------------------------------------
         6.60%, 11/1/99 (Escrowed to Maturity)                    300       307
-------------------------------------------------------------------------------
     State Univ.
         7.125%, 5/15/17 (Prerefunded 5/15/99+)                 1,925     1,979
-------------------------------------------------------------------------------
 Erie County Water Auth.
         VRDN (Currently 2.65%) (AMBAC Insured)                 3,750     3,750
-------------------------------------------------------------------------------
 Great Neck Water Auth.
         VRDN (Currently 2.80%) (FGIC Insured)                    375       375
-------------------------------------------------------------------------------
 Lawrence County IDA, ALCOA, VRDN (Currently 2.84%) *           3,300     3,300
-------------------------------------------------------------------------------
 Long Island Power Auth., Electric System
         VRDN (Currently 3.02%) (MBIA Insured)                  2,000     2,000
-------------------------------------------------------------------------------
 Massapequa Union Free School Dist., GO, TAN
         4.00%, 6/30/99                                         1,000     1,001
-------------------------------------------------------------------------------
 Monroe County, GO
     Public Improvement
         4.20%, 6/1/99 (AMBAC Insured)                            200       200
-------------------------------------------------------------------------------
         4.80%, 6/1/99 (AMBAC Insured)                             20        20
-------------------------------------------------------------------------------
         4.80%, 6/1/99 (Escrowed to Maturity)                      80        80
-------------------------------------------------------------------------------

 Municipal Assistance Corp. of New York City
         VRDN (Currently 2.65%)                                 1,000     1,000
-------------------------------------------------------------------------------
         4.30%, 7/1/99                                          1,200     1,203
-------------------------------------------------------------------------------
         5.00%, 7/1/99                                            500       502
-------------------------------------------------------------------------------
 Municipal Assistance Corp. of New York City
         7.20%, 7/1/99 (Escrowed to Maturity)               $   1,765   $ 1,790
-------------------------------------------------------------------------------
         7.25%, 7/1/99 (Escrowed to Maturity)                     250       253
-------------------------------------------------------------------------------
 Nassau County IDA, Cold Spring Harbor Laboratory
         VRDN (Currently 3.15%)                                 4,800     4,800
-------------------------------------------------------------------------------
 New York City, GO
         VRDN (Currently 3.30%)                                   100       100
-------------------------------------------------------------------------------
         VRDN (Currently 3.65%)                                 2,500     2,500
-------------------------------------------------------------------------------
         VRDN (Currently 3.65%) (FGIC Insured)                  2,650     2,650
-------------------------------------------------------------------------------
         7.20%, 2/1/00 (Escrowed to Maturity)                      30        31
-------------------------------------------------------------------------------
         7.25%, 8/15/16 (Prerefunded 8/15/99+)                    400       413
-------------------------------------------------------------------------------
         7.40%, 10/1/99 (Escrowed to Maturity)                    350       358
-------------------------------------------------------------------------------
         7.50%, 3/15/99 (Escrowed to Maturity)                    235       235
-------------------------------------------------------------------------------
         7.50%, 8/15/08 (Prerefunded 8/15/99+)                    385       398
-------------------------------------------------------------------------------
         7.50%, 10/1/13 (Prerefunded 10/1/99+)                    290       302
-------------------------------------------------------------------------------
         7.75%, 8/15/18 (Prerefunded 8/15/99+)                    250       259
-------------------------------------------------------------------------------
         8.00%, 6/1/99 (Escrowed to Maturity)                   2,145     2,170
-------------------------------------------------------------------------------

 New York City Housing Dev.
         VRDN (Currently 2.70%) (FNMA Guaranteed)               3,000     3,000
-------------------------------------------------------------------------------
     Multifamily Rental Housing, Columbus Green
         VRDN (Currently 2.70%) (FNMA Guaranteed)                 800       800
-------------------------------------------------------------------------------
     Tribeca Tower, VRDN (Currently 2.75%) *                    4,000     4,000
-------------------------------------------------------------------------------
 New York City IDA, American Civil Liberties Fac.
         VRDN (Currently 2.75%)                                   967       967
-------------------------------------------------------------------------------
 New York City Municipal Water Fin. Auth.
         6.00%, 6/15/19 (Prerefunded 6/15/99+)                    405       408
-------------------------------------------------------------------------------
     Water and Sewer
         VRDN (Currently 3.60%) (FGIC Insured)                  1,700     1,700
-------------------------------------------------------------------------------
 New York City Transitional Fin. Auth.
         VRDN (Currently 2.90%)                                 5,000     5,000
-------------------------------------------------------------------------------
         VRDN (Currently 3.15%)                                   200       200
-------------------------------------------------------------------------------
 New York City Trust for Cultural Resources
     American Museum of National History
         VRDN (Currently 2.65%) (MBIA Insured)                  3,900     3,900
-------------------------------------------------------------------------------
 New York Environmental Fac., 4.00%, 6/15/99                      500       501
-------------------------------------------------------------------------------
 New York Housing Fin. Agency, Mental Hygiene
         7.50%, 5/1/99 (Escrowed to Maturity)                     200       201
-------------------------------------------------------------------------------

 New York Medical Care Fac., Security Hosp.
         6.75%, 8/15/99 (Escrowed to Maturity)              $      15   $    15
-------------------------------------------------------------------------------
 New York State, GO, VRDN (Currently 3.00%)                     2,000     2,000
-------------------------------------------------------------------------------
 New York State Energy Research and Dev. Auth.
     Orange and Rockland Utilities
         VRDN (Currently 2.65%) (FGIC Insured)                  3,600     3,600
-------------------------------------------------------------------------------
 New York State Environmental Fac.
         4.25%, 5/15/99                                           150       150
-------------------------------------------------------------------------------
         5.70%, 9/15/99                                           200       203
-------------------------------------------------------------------------------
 New York State Environmental Fac., PCR
     General Electric, TECP, 3.05%, 3/4/99 *                    3,000     3,000
-------------------------------------------------------------------------------
 New York State Housing Fin. Agency, VRDN (Currently 2.75%) *   2,900     2,900
-------------------------------------------------------------------------------
 New York State Local Gov't. Assistance
         VRDN (Currently 2.70%)                                 2,200    2,200
-------------------------------------------------------------------------------
         VRDN (Currently 2.80%)                                 5,000    5,000
-------------------------------------------------------------------------------
 New York State Medical Care Fac. Fin., Mental Health Services
         7.75%, 8/15/10 (Prerefunded 2/15/00+)
         (MBIA Insured)                                         1,000    1,064
-------------------------------------------------------------------------------
 New York State Power Auth.
         2.90%, 9/1/99                                          3,000    3,000
-------------------------------------------------------------------------------
         3.45%, 3/1/99                                          1,885    1,885
-------------------------------------------------------------------------------

 New York State Thruway Auth., Highway and Bridge Trust
         5.00%, 4/1/99 (MBIA Insured)                             565      566
-------------------------------------------------------------------------------
 Port Auth. of New York and New Jersey
         VRDN (Currently 3.25%) *                               5,000    5,000
-------------------------------------------------------------------------------
         4.20%, 7/1/99                                            145      146
-------------------------------------------------------------------------------
     Versatile Structures, VRDN (Currently 3.15%)                 100      100
-------------------------------------------------------------------------------
 Smithtown Central School Dist., GO, TAN, 3.90%, 6/25/99        2,000    2,002
-------------------------------------------------------------------------------
 South Huntington Union Free School Dist., GO, TAN
         3.90%, 6/30/99                                         2,000    2,002
-------------------------------------------------------------------------------
 Syracuse IDA, Syracuse Univ., VRDN (Currently 3.15%)           3,000    3,000
-------------------------------------------------------------------------------
 Westchester County, GO
         7.00%, 12/1/99                                           500      515
-------------------------------------------------------------------------------
     TAN, 2.83%, 12/30/99                                       2,000    2,000
-------------------------------------------------------------------------------
 Total New York (Cost  $110,028)                                       110,028
-------------------------------------------------------------------------------
=PUERTO=RICO==0.9%=============================================================
 Puerto Rico Aqueduct and Sewer Auth.
         8.70%, 7/1/99 (FSA Insured)
         (Escrowed to Maturity)                             $  1,000   $ 1,017
-------------------------------------------------------------------------------

 Total Puerto Rico (Cost  $1,017)                                        1,017
=Total=Investments=in=Securities===============================================
 104.6% of Net Assets (Cost  $111,045)                           $     111,045

 Other Assets Less Liabilities                                          (4,926)

 NET ASSETS                                                      $     106,119

 Net Assets Consist of:
 Accumulated net investment income - net of
          distributions                                          $           3
 Accumulated net realized gain/loss - net of
          distributions                                                     (2)
 Paid-in-capital applicable to 106,121,338
          no par value shares of benefitial
          interest outstanding; unlimited
          number of shares authorized                                  106,118

 NET ASSETS                                                      $     106,119

 NET ASSET VALUE PER SHARE                                       $        1.00
--------------------------------------------------------------------------------

     *  Interest subject to alternative minimum tax
     +  Used in determining portfolio maturity
 AMBAC  AMBAC Indemnity Corp.
  FGIC  Financial Guaranty Insurance Company
  FNMA  Federal National Mortgage Association
   FSA  Financial Security Assurance Corp.
    GO  General Obligation
   IDA  Industrial Development Authority
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
   TAN  Tax Anticipation Note
  TECP  Tax-Exempt Commercial Paper
  VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price New York Tax-Free Bond Fund
--------------------------------------------------------------------------------
February 28, 1999
Statement of Net Assets
                                                            Par       Value
In thousands
NEW=YORK==92.0%==============================================================
Albany County Airport Auth.
        5.50%, 12/15/19 (FSA Insured) *                    $ 2,000   $ 2,077
-----------------------------------------------------------------------------

Allegany County IDA
    Hougton College Civic Fac.
        5.00%, 1/15/10                                         495       499
-----------------------------------------------------------------------------
        5.00%, 1/15/11                                         520       520
-----------------------------------------------------------------------------
        5.25%, 1/15/18                                         400       398
-----------------------------------------------------------------------------
Battery Park City Auth., 5.50%, 11/1/29 (AMBAC Insured)      3,150     3,309
-----------------------------------------------------------------------------
Buffalo New York, General Improvement
        5.125%, 2/1/14                                       1,500     1,555
-----------------------------------------------------------------------------
Dormitory Auth. of the State of New York
    City Univ., 5.75%, 7/1/11 (AMBAC Insured)                2,000     2,245
-----------------------------------------------------------------------------
    Columbia Univ., 5.00%, 7/1/18                            1,000     1,000
-----------------------------------------------------------------------------
    Cornell Univ., 7.375%, 7/1/20                            1,500     1,602
-----------------------------------------------------------------------------
    Maimonides Medical Center
        5.75%, 8/1/35 (MBIA Insured)                         1,500     1,581
-----------------------------------------------------------------------------
    Mental Health Services Fac., 5.75%, 8/15/22              2,500     2,664
-----------------------------------------------------------------------------
    New York and Presbyterian Hosp.
        Zero Coupon, 8/15/36 (AMBAC Insured)                15,500     2,062
-----------------------------------------------------------------------------

    New York Medical College
        5.25%, 7/1/12 (MBIA Insured)                         2,110     2,227
-----------------------------------------------------------------------------
    North General Hosp., 5.10%, 2/15/11                      2,500     2,576
-----------------------------------------------------------------------------
    North Shore Health System
        5.50%, 11/1/13 (MBIA Insured)                        3,010     3,276
-----------------------------------------------------------------------------
        5.50%, 11/1/14 (MBIA Insured)                        1,500     1,629
-----------------------------------------------------------------------------
    Nyack Hosp., 6.00%, 7/1/06                               2,000     2,161
-----------------------------------------------------------------------------
    Rockefeller Univ.
        4.75%, 7/1/37                                        2,000     1,883
-----------------------------------------------------------------------------
        6.75%, 7/1/11                                        1,365     1,492
-----------------------------------------------------------------------------
    Siena College, 5.75%, 7/1/26 (MBIA Insured)              2,000     2,159
-----------------------------------------------------------------------------
    State Univ. Ed. Fac.
        5.00%, 5/15/17                                       2,100     2,085
-----------------------------------------------------------------------------
        7.50%, 5/15/11                                       2,300     2,824
-----------------------------------------------------------------------------
    Westchester County Court Fac.
        5.25%, 8/1/14                                        2,500     2,627
-----------------------------------------------------------------------------
        5.25%, 8/1/16                                        4,250     4,411
-----------------------------------------------------------------------------

Erie County Water Auth.
        VRDN (Currently 2.65%) (AMBAC Insured)             $ 1,100   $ 1,100
-----------------------------------------------------------------------------
Essex County IDA, PCR, 5.70%, 7/1/16 *                       1,850     1,998
-----------------------------------------------------------------------------
Long Island Power Auth., 5.25%, 12/1/26                      5,000     5,025
-----------------------------------------------------------------------------
Metropolitan Transportation Auth.
        4.75%, 4/1/28 (FGIC Insured)                         2,500     2,372
-----------------------------------------------------------------------------
    Commuter Fac.
        5.00%, 7/1/11 (AMBAC Insured)                        2,000     2,080
-----------------------------------------------------------------------------
        5.625%, 7/1/27 (MBIA Insured)                        2,000     2,125
-----------------------------------------------------------------------------
    Service Contract, 5.50%, 7/1/13                          1,510     1,598
-----------------------------------------------------------------------------
    Transportation Fac.
        5.875%, 7/1/27 (MBIA Insured)                        2,300     2,497
-----------------------------------------------------------------------------
Mount Sinai Union Free School Dist., GO
        6.20%, 2/15/17 (AMBAC Insured)                       1,025     1,191
-----------------------------------------------------------------------------
        6.20%, 2/15/18 (AMBAC Insured)                         515       599
-----------------------------------------------------------------------------
Nassau County, GO
        6.50%, 11/1/13 (FGIC Insured)
        (Prerefunded 11/1/04+)                               1,500     1,743
-----------------------------------------------------------------------------

Nassau County IDA
    Hofstra Univ.
        6.90%, 1/1/14                                          350       408
-----------------------------------------------------------------------------
        6.90%, 1/1/15                                          375       438
-----------------------------------------------------------------------------
New Rochelle, GO
        6.25%, 3/15/17 (MBIA Insured)                          375       417
-----------------------------------------------------------------------------
        6.25%, 3/15/18 (MBIA Insured)                          400       445
-----------------------------------------------------------------------------
        6.25%, 3/15/19 (MBIA Insured)                          425       472
-----------------------------------------------------------------------------
New York City, GO
        VRDN (Currently 2.95%)                                 100       100
-----------------------------------------------------------------------------
        VRDN (Currently 3.30%)                                 800       800
-----------------------------------------------------------------------------
        VRDN (Currently 3.65%)                               2,900     2,900
-----------------------------------------------------------------------------
        VRDN (Currently 3.65%) (FGIC Insured)                  500       500
-----------------------------------------------------------------------------
        5.25%, 8/1/15                                        2,500     2,569
-----------------------------------------------------------------------------
        5.25%, 8/1/21                                        2,500     2,520
-----------------------------------------------------------------------------
        5.75%, 10/15/13                                      1,100     1,180
-----------------------------------------------------------------------------
        5.875%, 3/15/12                                      2,345     2,549
-----------------------------------------------------------------------------
        6.00%, 8/1/12                                        1,000     1,102
-----------------------------------------------------------------------------
        6.25%, 8/1/09                                        1,750     1,976
-----------------------------------------------------------------------------
        7.625%, 2/1/14 (Prerefunded 2/1/02+)                   500       562
-----------------------------------------------------------------------------
        7.75%, 8/15/15                                          90        99
-----------------------------------------------------------------------------

New York City IDA
    American Airlines, 5.40%, 7/1/20 *                     $ 1,500   $ 1,517
-----------------------------------------------------------------------------
    British Airways, 5.25%, 12/1/32 *                        4,000     3,972
-----------------------------------------------------------------------------
    Brooklyn Navy Yard Cogeneration
        5.65%, 10/1/28 *                                     2,500     2,553
-----------------------------------------------------------------------------
    Horace Mann School
        4.90%, 7/1/13 (MBIA Insured)                         1,320     1,330
-----------------------------------------------------------------------------
        5.00%, 7/1/23 (MBIA Insured)                         2,500     2,472
-----------------------------------------------------------------------------
    Nightingale Bamford School, 5.85%, 1/15/20               1,410     1,491
-----------------------------------------------------------------------------
    Terminal One Group Assoc., 6.00%, 1/1/19 *               2,500     2,657
-----------------------------------------------------------------------------
    USTA National Tennis Center
        6.375%, 11/15/14 (FSA Insured)                       1,000     1,124
-----------------------------------------------------------------------------
New York City Municipal Water Fin. Auth.
    Water and Sewer
        VRDN (Currently 3.60%) (FGIC Insured)                  100       100
-----------------------------------------------------------------------------
        5.00%, 6/15/17 (FGIC Insured)                        2,000     2,000
-----------------------------------------------------------------------------
        5.25%, 6/15/29                                       3,000     3,017
-----------------------------------------------------------------------------
        5.875%, 6/15/26                                      5,000     5,379
-----------------------------------------------------------------------------

New York City Transitional Fin. Auth.
        4.75%, 11/15/23                                      5,000     4,762
-----------------------------------------------------------------------------
        5.25%, 11/15/13                                      3,000     3,164
-----------------------------------------------------------------------------
    Future Tax, 4.75%, 5/1/23                                2,400     2,287
-----------------------------------------------------------------------------
New York State, GO
        7.125%, 11/15/16 (Prerefunded 11/15/00+)               500       542
-----------------------------------------------------------------------------
New York State Energy Research and Dev. Auth., PCR
        5.15%, 3/1/16                                        2,190     2,178
-----------------------------------------------------------------------------
    Consolidated Edison, 6.75%, 1/15/27 *                    2,350     2,488
-----------------------------------------------------------------------------
New York State Environmental Fac., PCR
    New York City Municipal Water, 7.50%, 6/15/12              500       535
-----------------------------------------------------------------------------
    State Water Revolving Fund
        5.75%, 6/15/12                                       1,000     1,120
-----------------------------------------------------------------------------
        6.90%, 5/15/15                                         505       585
-----------------------------------------------------------------------------
        6.90%, 11/15/15                                        750       868
-----------------------------------------------------------------------------
New York State Housing Fin. Agency
    Service Contract Obligations
        7.375%, 9/15/21 (Prerefunded 3/15/02+)                 150       169
-----------------------------------------------------------------------------
    State Univ. Construction
        8.00%, 5/1/11 (Escrowed to Maturity)                 1,000     1,306
-----------------------------------------------------------------------------

New York State Local Gov't. Assistance
        5.00%, 4/1/21                                      $ 2,540   $ 2,530
-----------------------------------------------------------------------------
        5.00%, 4/1/23                                        3,000     2,934
-----------------------------------------------------------------------------
        6.00%, 4/1/14                                        2,000     2,281
-----------------------------------------------------------------------------
New York State Medical Care Fac. Fin. Agency
        6.125%, 2/15/14 (Prerefunded 2/15/04+)                 150       168
-----------------------------------------------------------------------------
    Ellis Hosp., 8.00%, 2/15/08 (FHA Guaranteed)                40        41
-----------------------------------------------------------------------------
    Mental Health Services
        6.375%, 8/15/10 (FGIC Insured)
        (Prerefunded 2/15/02+)                                 450       492
-----------------------------------------------------------------------------
    New York Hosp., 6.50%, 8/15/29 (AMBAC Insured)
        (Prerefunded 2/15/05+)                               2,000     2,303
-----------------------------------------------------------------------------
New York State Mortgage Agency
    Homeowner Mortgage
        5.40%, 4/1/29 *                                      1,500     1,514
-----------------------------------------------------------------------------
        6.40%, 4/1/27 *                                        990     1,078
-----------------------------------------------------------------------------
        7.50%, 4/1/26 *                                      3,245     3,534
-----------------------------------------------------------------------------
        7.75%, 4/1/16                                          500       522
-----------------------------------------------------------------------------

New York State Urban Dev.
    Correctional Capital Fac.
        5.00%, 1/1/13                                        2,500     2,523
-----------------------------------------------------------------------------
        7.00%, 1/1/21 (Prerefunded 1/1/02+)                    500       555
-----------------------------------------------------------------------------
    Sr. Lien, 5.375%, 7/1/22                                 4,500     4,621
-----------------------------------------------------------------------------
Niagara County, GO
    Environmental Infrastructure
        5.25%, 8/15/14 (MBIA Insured)                          435       458
-----------------------------------------------------------------------------
        5.25%, 8/15/15 (MBIA Insured)                          335       351
-----------------------------------------------------------------------------
Niagara Frontier Transportation Airport Auth.
    Greater Buffalo Int'l. Airport
        6.125%, 4/1/14 (AMBAC Insured) *                     1,385     1,492
-----------------------------------------------------------------------------
North Hempstead, GO, 4.75%, 1/15/18 (FGIC Insured)           1,750     1,697
-----------------------------------------------------------------------------
Nyack Union Free School Dist., GO
        5.25%, 12/15/12 (FGIC Insured)                       1,310     1,405
-----------------------------------------------------------------------------
        5.25%, 12/15/13 (FGIC Insured)                       1,290     1,376
-----------------------------------------------------------------------------
        5.25%, 12/15/15 (FGIC Insured)                         550       581
-----------------------------------------------------------------------------

Onondaga County IDA, Community General Hosp.
        6.625%, 1/1/18                                         450       478
-----------------------------------------------------------------------------
Port Auth. of New York and New Jersey
        5.00%, 10/1/22                                       2,000     1,973
-----------------------------------------------------------------------------
Port Auth. of New York and New Jersey
        5.50%, 9/1/12 (MBIA Insured) *                     $   900   $   953
-----------------------------------------------------------------------------
        5.875%, 7/1/11 *                                     1,000     1,091
-----------------------------------------------------------------------------
        6.125%, 6/1/94                                       1,000     1,154
-----------------------------------------------------------------------------
        6.50%, 10/1/01 *                                       600       631
-----------------------------------------------------------------------------
        6.50%, 7/15/19 (FGIC Insured) *                      2,000     2,232
-----------------------------------------------------------------------------
        6.50%, 11/1/26 *                                     1,500     1,594
-----------------------------------------------------------------------------
        6.75%, 4/15/26 (MBIA Insured) *                        500       533
-----------------------------------------------------------------------------
    Special Project, 6.75%, 10/1/11 *                        1,000     1,109
-----------------------------------------------------------------------------
    Versatile Structures, VRDN (Currently 3.15%)               400       400
-----------------------------------------------------------------------------
Syracuse IDA, St. Joseph's Hosp. Health Center
        7.50%, 6/1/18 (Prerefunded 6/1/01+)                  1,000     1,104
-----------------------------------------------------------------------------

Triborough Bridge and Tunnel Auth.
        4.75%, 1/1/24 (MBIA Insured)                         3,000     2,865
-----------------------------------------------------------------------------
        5.125%, 1/1/15 (MBIA Insured)                        4,000     4,131
-----------------------------------------------------------------------------
        5.50%, 1/1/17                                        1,275     1,375
-----------------------------------------------------------------------------
United Nations Dev.
        5.30%, 7/1/11                                        1,000     1,002
-----------------------------------------------------------------------------
        5.40%, 7/1/14                                        1,000     1,002
-----------------------------------------------------------------------------
Utica Ind. Dev. Agency, Utica College, 5.75%, 8/1/28           500       509
-----------------------------------------------------------------------------
Westchester County IDA, Wheelabrator
        6.00%, 7/1/08 (AMBAC Insured) *                      2,000     2,243
-----------------------------------------------------------------------------
Western Nassau County Water Auth.
        5.65%, 5/1/26 (AMBAC Insured)                        1,000     1,060
-----------------------------------------------------------------------------
Yonkers IDA, Civic Fac., St. Joseph Hosp.
        6.20%, 3/1/20                                        1,000       999
-----------------------------------------------------------------------------
Total New York (Cost  $187,302)                                      198,737

PUERTO=RICO==7.8%============================================================
Puerto Rico Commonwealth, GO, Public Improvement
        4.50%, 7/1/23                                        1,250      1,147
-----------------------------------------------------------------------------
Puerto Rico Commonwealth
    Highway and Transportation Auth.
        5.00%, 7/1/36                                        1,000        988
-----------------------------------------------------------------------------
        5.40%, 7/1/25                                        2,000      2,047
-----------------------------------------------------------------------------
        6.375%, 7/1/08 (FSA Insured)                         1,000      1,095
-----------------------------------------------------------------------------
Puerto Rico Commonwealth Infrastructure Fin. Auth.
    Special Tax, 7.75%, 7/1/08                                 340        348
-----------------------------------------------------------------------------
Puerto Rico Electric Power Auth.
        4.75%, 7/1/24                                      $ 2,750   $  2,606
-----------------------------------------------------------------------------
        5.25%, 7/1/21                                        3,000      3,014
-----------------------------------------------------------------------------
        7.125%, 7/1/14                                       1,000      1,029
-----------------------------------------------------------------------------
Puerto Rico Public Building Auth., GO, Gov't. Fac.
        5.00%, 7/1/27 (AMBAC Insured)                        3,000      2,991
-----------------------------------------------------------------------------
        5.25%, 7/1/21                                        1,500      1,506
-----------------------------------------------------------------------------
Total Puerto Rico (Cost  $15,795)                                      16,771

=Total=Investments=in=Securities==============================================
 99.8% of Net Assets (Cost  $203,097)                          $     215,508
 Other Assets Less Liabilities                                           502
 NET ASSETS                                                    $     216,010
 Net Assets Consist of:
 Accumulated net investment income - net
     of distributions                                         $           9
 Accumulated net realized gain/loss - net of
     distributions                                                        9
 Net unrealized gain (loss)                                          12,411
 Paid-in-capital applicable to 19,243,379
     no par shares of beneficial interest
     outstanding; unlimited number of shares authorized             203,581

 NET ASSETS                                                   $     216,010
 NET ASSET VALUE PER SHARE                                    $       11.23

     *  Interest subject to alternative minimum tax
     +  Used in determining portfolio maturity
 AMBAC  AMBAC Indemnity Corp.
  FGIC  Financial Guaranty Insurance Company
   FHA  Federal Housing Authority
   FSA  Financial Security Assurance Corp.
    GO  General Obligation
   IDA  Industrial Development Authority
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
  VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------
Statement of Operations
                                               Money Fund     Bond Fund
                                                      In thousands
                                                   Year          Year
                                                  Ended         Ended
                                                2/28/99       2/28/99
==Investment=Income==========================================================
  Interest income                          $    3,392    $    10,409
-----------------------------------------------------------------------------
  Expenses
   Investment management                          348            818
   Custody and accounting                          91            118
   Shareholder servicing                           80            150
   Prospectus and shareholder reports              12             23
   Legal and audit                                 11             12
   Registration                                    10             21
   Trustees                                         6              6
   Miscellaneous                                    3              4
-----------------------------------------------------------------------------
   Total expenses                                 561          1,152
   Expenses paid indirectly                         -             (1)
-----------------------------------------------------------------------------
   Net expenses                                   561          1,151
-----------------------------------------------------------------------------
  Net investment income                         2,831          9,258
-----------------------------------------------------------------------------

==Realized=and=Unrealized=Gain=(Loss)========================================
  Net realized gain (loss)
   Securities                                       -          1,848
   Futures                                          -             35
-----------------------------------------------------------------------------
   Net realized gain (loss)                         -          1,883
  Change in net unrealized gain or loss
     on securities                                  -            245
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)           -          2,128

  INCREASE (DECREASE) IN NET

  ASSETS FROM OPERATIONS                   $    2,831    $    11,386
--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
                                                Money Fund          Bond Fund
                                                         In thousands
                                              Year                  Year
                                             Ended                 Ended
                                           2/28/99   2/28/98   2/28/99  2/28/98
Increase=(Decrease)=in=Net=Assets===============================================
Operations
  Net investment income             $  2,831  $  2,708  $   9,258  $  8,048
  Net realized gain (loss)                 -         1      1,883     1,465
  Change in net unrealized
  gain or loss                             -         -        245     5,151
-----------------------------------------------------------------------------
  Increase (decrease) in
  net assets from operations           2,831     2,709     11,386    14,664
-----------------------------------------------------------------------------

Distributions to shareholders
  Net investment income               (2,831    (2,708)    (9,258)   (8,048)
  Net realized gain                        -         -     (2,765)        -
-----------------------------------------------------------------------------
  Decrease in net assets
     from distributions               (2,831)   (2,708)   (12,023)   (8,048)
-----------------------------------------------------------------------------
Capital share transactions *
  Shares sold                         87,072    90,280     69,913    48,316
  Distributions reinvested             2,735     2,609      9,548     6,138
  Shares redeemed                    (79,021)  (80,286)   (40,207)  (28,209)
-----------------------------------------------------------------------------
  Increase (decrease) in
  net assets from capital
  share transactions                  10,786    12,603     39,254    26,245

Net=Assets===================================================================
Increase (decrease)
during period                         10,786    12,604     38,617    32,861
Beginning of period                   95,333    82,729    177,393   144,532

End of period                       $106,119 $  95,333  $ 216,010  $177,393

*Share information
  Shares sold                         87,072    90,280      6,222     4,379
  Distributions reinvested             2,735     2,609        850       558
  Shares redeemed                    (79,021)  (80,286)    (3,582)   (2,566)
-----------------------------------------------------------------------------
  Increase (decrease)
  in shares outstanding               10,786    12,603      3,490     2,371

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------
February 28, 1999

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The New York Tax-Free Money Fund (the Money
Fund) and the New York Tax-Free Bond Fund (the Bond Fund), nondiversified, open-end management investment companies, are two of the portfolios established by the trust and commenced operations on August 28, 1986.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities for the Bond Fund, other than short-term securities, aggregated $134,000,000 and $105,690,000, respectively, for the year ended February 28, 1999.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 28, 1999, the Money Fund had capital loss carryforwards for federal income tax purposes of $2,000, all of which expires in 2005. The Money Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At February 28, 1999, the cost of investments for the Money and Bond Funds for federal income tax purposes was substantially the same as for financial reporting and totaled $111,045,000 and $203,097,000, respectively. For the Money Fund, amortized cost is equivalent to value; and for the Bond Fund, net unrealized gain aggregated $12,411,000 at period-end, of which $12,508,000 related to appreciated investments and $97,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $24,000 and $69,000 were payable at February 28, 1999 by the Money and Bond Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At February 28, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1999, which would cause the Money Fund's ratio of expenses to average net assets to exceed 0.55%. Pursuant to this agreement, $83,000 of management fees were not accrued by the Money Fund for the year ended February 28, 1999. In total, $177,000 remains subject to reimbursement through February 28, 2001. Subject to shareholder approval, the Money Fund may reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the Money Fund's ratio of expenses to average net assets to exceed 0.55%.

     In addition, each fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Money and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $133,000 and $195,000, respectively, for the year ended February 28, 1999, of which $12,000 and $17,000, respectively, were payable at period-end.
================================================================================

T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------
Report of Independent Accountants

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of New York Tax-Free Money Fund and New York
Tax-Free Bond Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New York Tax-Free Money Fund and New York Tax-Free Bond Fund (two of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as "the Funds") at February 28, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland
March 17, 1999
================================================================================

T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------
Tax Information (Unaudited) for the Tax Year Ended 2/28/99
----------------------------------------------------------
     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
     The Bond Fund's distributions to shareholders included: * $551,000 from short-term capital gains, * $2,214,000 from long-term capital gains, subject to the 20% rate gains category,
     *    $9,122,000 which qualified as exempt-interest dividends.

        The Money Fund's dividend income included $2,847,000 which qualified as exempt-interest dividends.
===============================================================================

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------
Investment Services And Information
    KNOWLEDGEABLE SERVICE REPRESENTATIVES
    By Phone 1-800-225-5132  Available Monday through Friday from
    8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.
    In Person  Available in T. Rowe Price Investor Centers.

    ACCOUNT SERVICES
    Checking Available on most fixed income funds ($500 minimum). Automatic Investing From your bank account or paycheck.
    Automatic Withdrawal  Scheduled, automatic redemptions.
    Distribution Options Reinvest all, some, or none of your distributions.
    Automated 24-Hour Services Including Tele*Access[registration mark] and the T. Rowe
    Price Web site on the Internet. Address: www.troweprice.com

    BROKERAGE SERVICES*
    Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

    INVESTMENT INFORMATION
    Combined Statement Overview of all your accounts with T. Rowe Price. Shareholder Reports Fund managers' reviews of their strategies and results.
    T. Rowe Price Report  Quarterly investment newsletter discussing markets and financial strategies.
    Performance Update  Quarterly review of all T. Rowe Price fund results.
    Insights  Educational reports on investment strategies and financial markets.
    Investment Guides  Asset Mix Worksheet, College Planning Kit,
    Diversifying Overseas: A Guide to International Investing, Personal
    Strategy Planner, Retirees Financial Guide, and Retirement Planning
    Kit.
================================================================================

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------
STOCK FUNDS
---------------------------------------------------------------------------
Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global
Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
---------------------------------------------------------------------------
Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond
---------------------------------------------------------------------------
International/Global
Emerging Markets Bond
Global Bond+
International Bond

MONEY MARKET FUNDS++
---------------------------------------------------------------------------
Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
---------------------------------------------------------------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
---------------------------------------------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

     * Closed to new investors.
     ** Formerly named Florida Insured Intermediate Tax-Free.
     *** Formerly named Tax-Free Insured Intermediate Bond.
     + Formerly named Global Government Bond.
     ++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.
     Please call for a prospectus. Read it carefully before investing.
     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
shareholder service center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Small-Cap Value Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.          C04-050  2/28/99